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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 20, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

              Canada                    001-32312             98-0442987
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   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On October 20, 2006, Novelis Inc. issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 and is herein incorporated by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

99.1     Press release issued by Novelis Inc. on October 20, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NOVELIS INC.


Date: October 20, 2006                                 By: /s/ Nichole Robinson
                                                           --------------------
                                                            Nichole Robinson
                                                            Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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99.1      Press release issued by Novelis Inc. on October 20, 2006